UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2011

HERLEY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-5411	23-2413500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3061 Industry Drive, Lancaster, PA	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  717-397-2777

N/A

Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 7, 2011, Herley Industries, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kratos Defense & Security Solutions, a Delaware corporation (“Parent”), and Lanza Acquisition Co., a Delaware corporation and an indirect, wholly-owned subsidiary of Parent (“Merger Sub”).  Pursuant to the terms and conditions of the Merger Agreement and the Offer to Purchase filed by Parent and Merger Sub on February 25, 2011 (which, together with all amendments and supplements thereto, the “Offer to Purchase”), Parent and Merger Sub commenced a cash tender offer (the “Offer”) on February 25, 2011 to acquire all of the issued and outstanding shares of common stock of the Company, par value $.10 per share (the “Shares”), at a price of $19.00 per share (the “Offer Price”) in cash, without interest and less any required withholding taxes.

At 12:00 midnight, New York City time, on March 29, 2011 (which was the end of day on March 29, 2011), the subsequent offering period of the Offer expired as scheduled. Based on the information provided to Parent by Wells Fargo Bank, National Association, the depositary for the Offer, as of the expiration of the subsequent offering period of the Offer, a total of 13,171,564 Shares were validly tendered during the initial offering period and the subsequent offering period of the Offer taken together, representing approximately 93.3% of the Shares outstanding. Merger Sub has accepted for payment all Shares validly tendered and not properly withdrawn during the initial offering period of the Offer and all Shares validly tendered during the subsequent offering period of the Offer.

Pursuant to the terms and subject to the conditions of the Merger Agreement, on March 30, 2011, Merger Sub was merged with and into the Company (the “Merger”) with the Company surviving as an indirect, wholly-owned subsidiary of Parent.  The Merger occurred in accordance with the “short-form” merger provisions available under Delaware law, which provide for the completion of the Merger without a vote or meeting of stockholders of the Company.  In connection with the Merger, each issued and outstanding Share (other than Shares owned by Parent, Merger Sub, the Company or any wholly-owned subsidiary of Parent or the Company, all of which were cancelled and extinguished, or held in the Company’s treasury, or Shares owned by any stockholder of the Company who is entitled to and properly exercises appraisal rights under Delaware law) was converted into the right to receive the Offer Price in cash, without interest, subject to applicable tax withholdings.

As a result of the Offer and the Merger, the Company no longer fulfills the numerical listing requirements of the NASDAQ Global Select Market (“NASDAQ”) and the Company intends to notify NASDAQ of its intent to remove the Shares from listing on NASDAQ and request that NASDAQ file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Shares pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company also intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 8, 2011, 2010, and is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

At the effective time of the Merger (the “Effective Time”), each remaining issued and outstanding Share not tendered in the Offer (other than Shares owned by Parent, Merger Sub, the Company or any wholly-owned subsidiary of Parent or the Company, or held in the Company’s treasury, all of which were cancelled and extinguished, or Shares owned by any stockholder of the Company who is entitled to and properly exercises appraisal rights under Delaware law) was, by virtue of the Merger and without any action on the part of the holders thereof, converted into the right to receive the Offer Price in cash, without interest, subject to applicable tax withholdings.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 8, 2011, 2010, and is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Agreements of Certain Officers.

Change of Directors

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, each of the following members of the Company’s Board of Directors who were directors of the Company immediately prior to effective time of the Merger ceased to be directors of the Company: John A. Thonet, Dr. Edward A. Bogucz, Carlos C. Campbell and Scott Anderson. The directors of Merger Sub immediately prior to the effective time of the Merger, Eric DeMarco, Deanna Lund and Laura Siegal became the directors of the Company immediately following the consummation of the Merger.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2011, in connection with the consummation of the Merger, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety.  Copies of the restated certificate of incorporation and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this report and are incorporated by reference in this Item 5.03.

Item 8.01  Other Events

On March 30, 2011, Parent issued a press release announcing the consummation of the Merger.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

99.1	Press release dated March 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERLEY INDUSTRIES, INC.

Date: March 30, 2011	By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

99.1	Press release dated March 30, 2011